                      BERKSHIRE CAPITAL INVESTMENT TRUST
                     BERKSHIRE CAPITAL GROWTH & VALUE FUND

                          475 Milan Drive, Suite #103
                        San Jose, California 95134-2453
                                1-877-526-0707

BERKSHIRE CAPITAL INVESTMENT TRUST

PROSPECTUS - NOVEMBER 2, 1998


THE FUND AND INVESTMENT OBJECTIVE

Berkshire Capital Growth & Value Fund (the "Fund") is a non-diversified series of the Berkshire Capital Investment Trust (the "Trust"), an open-end management investment company. The Trust was organized in Delaware as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as the Berkshire Capital Growth & Value Fund. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities. The Fund seeks to accomplish its objective by investing primarily in equities of growth companies in sectors offering the potential for above average returns and/or those companies which the Fund's adviser believes to be undervalued at their current market price, resulting in the potential for capital appreciation. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.


FUND SHARE PURCHASE

Capital shares of the Fund may be purchased directly at net asset value as next determined after receipt of order. The Board of Trustees has established $5,000 as the minimum initial purchase unless investing through the vehicle of an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in the Fund must be at least $500, or $200 for an IRA. Please see "Purchase of Shares and Reinvestment" in this Prospectus for more information.


ADDITIONAL INFORMATION

This Prospectus, which should be held for future reference, is designed to set forth concisely the information that you should know before you invest. A "Statement of Additional Information" containing more information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated November 2, 1998 and has been incorporated by reference into the Prospectus. A copy of the Statement may be obtained without charge by writing to the Fund or by calling 1-877-526-0707.



 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                                                                Prospectus | 2

TABLE OF CONTENTS


FUND EXPENSES ...................................   4
FINANCIAL HIGHLIGHTS ............................   5
THE FUND ........................................   6
INVESTMENT OBJECTIVE ............................   6
RISK FACTORS ....................................   6
PORTFOLIO TURNOVER POLICY .......................   6
CONCENTRATION AND NON-DIVERSIFICATION POLICY ....   7
TAX STATUS ......................................   7
INVESTMENT RESTRICTIONS .........................   8
INVESTMENT ADVISER ..............................   9
ADVISORY FEE ....................................  10
FUND ADMINISTRATION .............................  10
ADVISORY AND ADMINISTRATION AGREEMENTS ..........  10
MANAGEMENT OF THE FUND ..........................  12
REMUNERATION OF OFFICERS AND TRUSTEES ...........  13
ORGANIZATION AND CAPITAL STRUCTURE ..............  13
PURCHASE OF SHARES AND REINVESTMENT .............  13
RETIREMENT PLANS ................................  14
PRICING OF SHARES ...............................  15
REDEMPTION OF SHARES ............................  15
BROKERAGE .......................................  17
SHAREHOLDERS MEETINGS ...........................  17
REPORTS TO SHAREHOLDERS .........................  18
TRANSFER AGENT ..................................  18
CUSTODIAN .......................................  18
AUDITORS ........................................  18
LEGAL OPINION ...................................  18
LITIGATION ......................................  18
ADDITIONAL INFORMATION ..........................  18


                                                                Prospectus | 3

FUND EXPENSES

Set forth below is a table containing information regarding the annual expenses which may be incurred by the Fund. The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly.


                     Shareholder Transaction Expenses:

         Sales Load Imposed on Purchases ...............   None
         Sales Load Imposed on Reinvested Dividends ....   None
         Redemption Fees ...............................   $10
         Exchange Fees .................................   None
         IRA Trustee Fees ..............................   $20


                   Annualized Fund Operating Expenses:

         Management Fees ...............................   1.50%
         12b-1 Fees ....................................   None
         Other Expenses* ...............................   0.50%
                                                           -----
         Total Operating Expenses ......................   2.00%
                                                           =====


The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

*Fees payable under the Administration Agreement between the Fund and the Investment Adviser are fixed at 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The following is an example that illustrates the expenses paid on a $1,000 investment over various time periods assuming (a) 5% annual rate of return and
(b) redemption at the end of each time period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


                     1 Year   3 Years   5 Years   10 Years
                     ------   -------   -------   --------
                       $30      $73       $118      $243


                                                                Prospectus | 4

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund. You should read this information in conjunction with the financial statements included in the Fund's most recent Annual and Semi-Annual Reports. The Fund's December 31, 1997 financial statements were audited by Meredith, Cardozo, Lanz & Chiu LLP, Independent Certified Public Accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial statements and financial highlights are incorporated by reference in the Fund's Statement of Additional Information. The financial data for the six-month period ended June 30, 1998 have not been audited.

                    BERKSHIRE CAPITAL GROWTH & VALUE FUND
         Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================
                                                                      Six Months     Period From(a)
                                                                         Ended         07/01/97
                                                                        06/30/98          to
                                                                      (unaudited)      12/31/97
===================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD:                               $      8.64     $     10.00
                                                                    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................................          .01             .10
   Net realized and unrealized gains (losses) on investments .....         2.76           (1.36)
                                                                    ------------    ------------
Total from investment operations .................................        11.41            8.74

DISTRIBUTIONS:
   Dividends (from net investment income) ........................            0            (.10)
   Distributions (from capital gains) ............................            0               0
                                                                    ------------    ------------
Total distributions ..............................................            0            (.10)
                                                                    ------------    ------------
NET ASSET VALUE, END OF PERIOD:                                     $     11.41     $      8.64
                                                                    ============    ============



TOTAL RETURN - Note (6) ..........................................        32.06%(b)      (12.60%)(b)



SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ........................................  $   156,782     $   101,412
   Ratio of expenses to average net assets(b)(c) .................        0.95%           1.00%
   Ratio of expenses to average net assets(d) ....................           0%              0%
   Ratio of net investment income to average net assets (b)(c) ...       (0.79%)          0.12%
   Ratio of net investment income to average net assets (d) ......        0.16%           1.12%
   Portfolio turnover rate (b) ...................................          38%             13%

(a) Date of effectiveness.
(b) Not annualized for periods less than one full year.
(c) Before fee waiver.
(d) After fee waiver.


                                                                Prospectus | 5

THE FUND

Berkshire Capital Growth & Value Fund is an open-end, non-diversified portfolio of the Berkshire Capital Investment Trust. The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Trust's registered office is 1209 Orange Street, Wilmington, Delaware 19801. Mail may be addressed to Trust's principal executive office at 475 Milan Drive, #103, San Jose, California 95134-2453.


INVESTMENT OBJECTIVE

Berkshire Capital Growth & Value Fund has the primary objective of long-term capital appreciation through investments in equity securities. The Fund seeks to accomplish this objective by investing primarily in equities of growth companies in sectors offering the potential for above-average returns and/or those companies which the Fund's adviser believes to be undervalued at their current market price, resulting in the potential for capital appreciation. In selecting investments for the Fund, the adviser's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Fundamental analysis by use of dividend and cash flow discounting models are often employed to determine the intrinsic value of a company and then compared to the current share price. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income.


RISK FACTORS

Generally: Risks associated with the Fund's performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in the Fund's portfolio. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.

Non-Diversification: The Fund will be operated as a non-diversified investment company and as such, the Fund's shares may be more susceptible to adverse change in value than would be the shares of a diversified investment company.

Concentration: The Fund has adopted the fundamental policy concentrating at least 25% of its assets in the equity securities of companies in the electronic technology industry. Because of such policy, the Fund may be subject to greater risk than that of a fund which is fully diversified among many market sectors.


PORTFOLIO TURNOVER POLICY

The Fund does not propose to purchase securities for short-term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.


                                                                Prospectus | 6

CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: The Fund will concentrate its investments in the equity securities of companies in the electronic technology industry. Concentration requires the Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Companies in the electronic technology industry shall include businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices. In some future period or periods, due to adverse economic conditions in the electronic technology industry, the Fund may temporarily have less than 25% of the value of its assets invested in that industry. At such times the adviser may adopt a temporary defensive posture and recommend the Fund invest in money market instruments or U.S. Government securities. As a result of such concentration in the electronic technology industry, the Fund's shares may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

Non-Diversification: The Fund is classified as being non-diversified which means that it may not invest more than 25% of its assets in the securities of any one issuer and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund, in the hope of achieving its objective as stated above, is therefore one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.


TAX STATUS

Under the provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest, and gains from securities transactions. No more than 30% of the Fund's profits may be derived from securities held less than three months and no more than 50% of the Fund assets may be held in security holdings that exceed 5% of the total assets of the Fund at time of purchase. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income.
Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset


                                                                Prospectus | 7
value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c)  Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h)  Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j)  Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or


                                                                Prospectus | 8
which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m)  Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of securities of companies in the electronic technology industry.

With respect to fundamental restriction (n) above, companies in the electronic technology industry shall be defined as businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices.

In connection with its investment objective and policies the Fund may, however, invest in the following types of securities which can involve certain risks:

U.S. Government Securities: The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance.

Bank  Obligations:   The  Fund  may  invest  in  bank  obligations,  including
certificates of deposit, time deposits, banker's acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Warrants: The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.


INVESTMENT ADVISER

The Fund retains Berkshire Capital Holdings, Inc., at 475 Milan Drive, #103, San Jose, California 95134-2453, as its Investment Adviser. Berkshire Capital Holdings, Inc. (the "Investment Adviser") is a California corporation founded in February 1993. The company is registered as an Investment Adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly-owned by Malcolm R. Fobes III and Ronald G. Seger.

Malcolm R. Fobes III has the direct responsibility for the overall strategic management of the Fund's portfolio and its administration. Mr. Fobes founded Berkshire Capital Holdings, Inc. in 1993, has served as Chairman of the Board and Chief Executive Officer since the company's inception, and has been responsible for the direction of the company's investments in both private and publicly-held concerns. Mr. Fobes has a B.S. degree in Finance and a minor in Economics from San Jose State University in California. In addition to founding the company in 1993, Mr. Fobes was also simultaneously retained by Adobe Systems, Inc., a high-technology


                                                                Prospectus | 9
software development firm, as a technical support engineer from May 1991 to November 1994. Mr. Fobes has served exclusively in the capacity of Chairman and Chief Executive Officer of the Investment Adviser from November 1994 to present. Ronald G. Seger has served as Secretary and member of the Board of Directors of the Investment Adviser since September 1996. Both Mr. Fobes and Mr. Seger also serve as Trustees of the Fund.


ADVISORY FEE

The Fund will be managed by Berkshire Capital Holdings, Inc. The Investment Adviser will be paid a fee of 1.5% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Such fee is higher than the fee paid by most other funds. Notwithstanding, the Investment Adviser may at its discretion, forgo sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.


FUND ADMINISTRATION

In addition to its fee for serving as the Fund's Investment Adviser, Berkshire Capital Holdings, Inc. will receive a fee for serving as the Fund's administrator. The fee will be paid monthly at an annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. For such fee, Berkshire Capital Holdings, Inc. is responsible for providing administrative and general supervisory services to the Fund and will provide virtually all customary services required for Fund operations.


ADVISORY AND ADMINISTRATION AGREEMENTS

On October 26, 1997 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Berkshire Capital Holdings, Inc. The Advisory Agreement and the Administration Agreement are effective through December 31, 1998. Thereafter, both agreements may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by (a) the Fund's Board of Trustees or (b) vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. In either event, the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, Berkshire Capital Holdings, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Fobes, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Investment Adviser is (i) required to render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Investment Adviser. Excepting these items, the Fund pays all other fees and expenses incurred in conducting its business affairs. The Investment


                                                               Prospectus | 10

Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

Under the Administration Agreement, the Investment Adviser will render all administrative and supervisory services to the Fund. The Adviser will oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser will also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. In accordance with the Administration Agreement, the Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund will assume all other expenses except to the extent of those paid by the Adviser.

The Investment Adviser assumes and shall pay all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Investment Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

The Investment Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Agreement and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.


                                                               Prospectus | 11

MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Berkshire Capital Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years and ownership of the Fund are as follows:

===================================================================================================
                            Principal Occupation                      Fund Shares      Percent
Name and Address            Past 5 Years                             Owned 11/2/98     of Class
===================================================================================================
*Malcolm R. Fobes III       BERKSHIRE CAPITAL INVESTMENT TRUST;          7,585          46.02%
475 Milan Drive, #103       Trustee/President
San Jose, CA 95134          BERKSHIRE CAPITAL HOLDINGS, INC.;
Age: 34                     Chairman & CEO
                            ADOBE SYSTEMS, INC.;
                            Technical Support Engineer

*Ronald G. Seger            BERKSHIRE CAPITAL INVESTMENT TRUST;          5,362          32.53%
715 Glenborough Drive       Trustee/Secretary
Mountain View, CA 94041     RONALD G. SEGER, O.D.;
Age: 48                     Optometrist

**Leland F. Smith           BERKSHIRE CAPITAL INVESTMENT TRUST;            503           3.05%
#7 Rocky Mountain Lane      Trustee
Sunriver, OR 97707          CORPORATE ASSET STRATEGIES, INC.;
Age: 59                     Chairman & CEO
                            ELESCO, LTD.;
                            Chairman & CEO

Andrew W. Broer             BERKSHIRE CAPITAL INVESTMENT TRUST;            839           5.09%
455 Navaro Way, #201        Trustee
San Jose, CA 95134          CISCO SYSTEMS, INC.;
Age: 32                     Data Center Manager
                            TALIGENT, INC.;
                            Software Integration Engineer

*Trustees  of  the  Fund who are considered "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**Corporate Asset Strategies, Inc. provides consulting services in the field of corporate real estate management.


                                                               Prospectus | 12

REMUNERATION OF OFFICERS AND TRUSTEES

The Fund does not intend to pay fees to the trustees until such time as the Fund's assets exceed $2,500,000; although the Fund will reimburse trustees for their expenses. The Fund does not compensate trustees affiliated with the Investment Adviser except as they may benefit through payment of the Advisory and Administrative fees.


ORGANIZATION AND CAPITAL STRUCTURE

The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. At present there is only one series authorized by the Trust, which series has been designated as the Berkshire Capital Growth & Value Fund. The Board of Trustees may authorize the creation of an additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund. The Board of Trustees consists of four members: Malcolm
R. Fobes III, Ronald G. Seger, Leland F. Smith and Andrew W. Broer. As of November 2, 1998, the Board of Trustees owned of record or beneficially 86.69% of the Fund's outstanding shares. Malcolm R. Fobes III and Ronald G. Seger owned 46.02% and 32.53% of the Fund's outstanding shares respectively and are considered control persons as defined under Section 2(a)(9) of the 1940 Act by virtue of their ownership of more than 25% of the voting securities of the Fund.


PURCHASE OF SHARES AND REINVESTMENT

The offering price of the shares offered by the Fund is at the Net Asset Value ("NAV") per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "Pricing of Shares" in this Prospectus. The Fund reserves the right to terminate the offering of the shares made by this Prospectus at any time and to refuse purchase applications when, in the judgement of management, such termination or refusal is in the best interests of the Fund. The Fund also reserves the right to waive initial and subsequent investment minimums and to modify investment minimums generally from time to time. The Fund does not intend to issue share certificates to its shareholders whereby shares of the Fund shall be considered "uncertificat-


                                                               Prospectus | 13
ed securities" as defined under Rule 17f-1 of the Securities Exchange Act of 1934. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

Initial Investments: Initial purchase of shares of the Fund may be made by application submitted to the Fund. For the convenience of investors, a Share Purchase Application is provided with this Prospectus. The minimum initial purchase of shares is $5,000 unless investing through the vehicle of an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Such initial investment amount is due and payable three
(3) business days after the purchase date. The Fund will be initially registered in California and therefore restricted to California residents at the time of purchase. There will be no solicitation out of the state of California of potential shareholders until registration under the Blue Sky laws of the state of residence have been met.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three (3) business days after the purchase date. The minimum is $500, or $200 for an IRA. Less may be accepted under special circumstances.

Reinvestments: The Fund will automatically retain and reinvest dividends and capital gains distributions and use same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Full or fractional shares will be issued by the Fund. Fractional shares will be issued to three decimal places as purchased from the Fund. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.


RETIREMENT PLANS

Generally: Shares of the Fund may be purchased directly by existing retirement plans which allow for such investment. Self-employed individuals may purchase shares through properly drafted Keogh plans covering the self-employed individual or eligible employees. An investor should consult with a tax adviser concerning the eligibility or establishment of such plans before investing in shares of the Fund.

Individual Retirement Accounts: Certain individuals may be eligible to establish an Individual Retirement Account (IRA) with the Fund if they meet the applicable requirements of the Internal Revenue Code. Persons who earn compensation and are not covered by a company retirement plan (and, if married,  your  spouse  is  not  covered  by  a  company  retirement plan) may establish IRA accounts using Fund shares. Under such circumstances, annual contributions by individuals, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. If you are married (filing jointly) and each spouse establishes an IRA, each spouse may contribute up to $2,000 to his or her IRA for a year as long as the combined compensation of both spouses for the year is at least $4,000. Contributions to each spousal account are fully deductible under the aforementioned guidelines. IRA contributions may also be tax deductible for individual taxpayers and married couples if covered by a company retirement plan as long as adjusted gross


                                                               Prospectus | 14
incomes are within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts. You may begin to make non-penalty IRA withdrawals as early as age 59 1/2 or as late as 70 1/2. Most withdrawals from an IRA account before age 59 1/2 are subject to a 10% penalty tax in addition to regular income taxes. In certain situations, withdrawals before age 59 1/2 are not subject to the 10% penalty. For example, in the event of death or disability early withdrawals may be made without penalty. Investors should consult their tax advisers to determine whether they are qualified to take advantage of an IRA and whether an investment in the Fund would be appropriate.

The Board of Trustees has selected Delaware Charter Guarantee & Trust Co. as the Fund's trustee for qualified individuals who wish to establish an IRA account funded with shares of the Fund. Although the Fund does not charge IRA fees itself, there are fees charged by Delaware Charter Guarantee & Trust Co. to open and maintain an IRA account. To establish an IRA account, all prospective applicants are required to complete an IRA application for Delaware Charter Guarantee & Trust Co. A disclosure statement describing the general provisions of the IRA will be forwarded to all prospective applicants as required by U.S. Treasury regulations. All IRAs may be revoked within seven
(7) days of their establishment with no penalty. For more information regarding the establishment of an IRA account, please direct all inquiries to the Fund at its principal office in San Jose, California.


PRICING OF SHARES

The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m.); Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day,
Thanksgiving, Christmas and New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair market value as determined in good faith by the Board of Trustees.


REDEMPTION OF SHARES

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth below. Although the Fund does not charge a redemption fee, there is a fee equal to that charged to the Fund by the registered Transfer Agent for processing services, currently $10 regardless of the number of shares redeemed.

All redemption requests should be made to the Fund at its principal office in San Jose, California. The redemption price shall be the net asset value per share next determined after notice is received by the Fund.


                                                               Prospectus | 15

If By Mail: Send a written request, signed by all registered owners in the exact names in which they appear on the account indicating the dollar amount or number of shares to be redeemed. Redemption requests by corporations, partnerships, trusts, estates, guardianships, custodial accounts and accounts under court jurisdiction shall be accompanied with all supporting legal documents if required by applicable law. To be in proper form, such redemption requests shall be signed by an authorized officer and must indicate the capacity in which the officer is acting.

If by Telephone: Shareholders who complete the Share Purchase Application provided with this Prospectus may redeem shares of the Fund by telephone if they have elected on the application to do so. The Fund will employ reasonable procedures to confirm that all instructions given by telephone are genuine. Such procedures shall include requiring the caller to provide personal and/or account information for the purpose of establishing the caller's identification and sending a confirmation statement on redemptions to the address of record each time activity is initiated by telephone. As long as the Fund's registered transfer agent follows instructions communicated by telephone which were reasonably believed to be genuine at the time of receipt, neither the Fund nor the registered transfer agent shall be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund's registered transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

Unless the shareholder is known to management, all signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. Generally, such institutions include national or state banks, savings and loan associations, credit unions, brokers and dealers which are members of a national securities exchange or a clearing agency and maintain a net capital of at least $100,000, national securities exchanges, registered securities associations, clearing agencies and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion programs. Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing along with the shareholder's signature. A notarized signature will not be sufficient for the request to be in proper form. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing authority of the person seeking to act on behalf of the account.

The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption. Any difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within seven (7) business days provided the shareholder has complied with all the aforementioned requirements. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to fifteen (15) days. The Fund may suspend the right of redemption or postpone the date of payment if; the New York Stock Exchange is closed for other than customary weekend or


                                                               Prospectus | 16
holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Commission has determined that an emergency exists, thereby making disposal of fund securities or valuation of net assets not reasonably practicable, or for such other periods as the Commission may permit. The Fund intends to make payments in cash, however, if the Board of Trustees believes that economic conditions exist which would make such practice detrimental to the best interests of the Fund, redemption may be accomplished through distribution of portfolio securities of the Fund. The Fund and the Investment Adviser may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased or sold. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.


BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Under the terms of the Advisory Agreement, the Adviser is authorized to employ all brokers to execute orders for the purchase and sale of portfolio securities on behalf of the Fund. The Adviser will use its best judgement in determining which broker can provide the best net price and execution. The selected broker shall be required to provide prompt and reliable execution at a reasonably competitive price. The Adviser may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which, in the opinion of management, will produce a direct benefit to the Fund or assist the Adviser in carrying out its responsibilities to the Fund. Such information and services shall include economic studies, industry studies, statistical analysis, corporate reports and quotations necessary to determine the value of the Fund's net assets. No effort is made to determine the value of these services or the amount they might have reduced the expenses of the Adviser. Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business to firms furnishing these materials and services. The Board of Trustees will evaluate and review the reasonableness of brokerage commissions paid semiannually.


SHAREHOLDERS MEETINGS

Annual meetings of shareholders will not be held unless called by the shareholders pursuant to Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held from time to time when called upon by
(i) the Chairman of the Board of Trustees, if one exists, the President and two or more trustees, (ii) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or
(iii) if the annual meeting is not held within any thirteen month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held. In addition, the 1940 Act requires a shareholder vote on all investment advisory contracts and amendments thereto. Shareholder inquiries should be directed to the Fund's principal office at 475 Milan Drive, #103, San Jose, California 95134-2453.


                                                               Prospectus | 17

REPORTS TO SHAREHOLDERS

The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unaudited financial statements.


TRANSFER AGENT

The Investment Adviser has retained Mutual Shareholder Services (the "Transfer Agent") to provide shareholder servicing, dividend disbursing and transfer agent services. The Transfer Agent is an indirect wholly-owned subsidiary of Maxus Information Systems, Inc. The Investment Adviser (not the Fund) pays the Transfer Agent's fees for these services.


CUSTODIAN

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1998. McCurdy & Associates CPA's, Inc. will perform an annual audit of the Fund's financial statements and will advise the Fund as to certain accounting matters.


LEGAL OPINION

The legality of the shares offered hereby have been passed upon by Hall & Evans, L.L.C., 1200 Seventeenth Street, Suite 1700, Denver, Colorado 80202.


LITIGATION

As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.


ADDITIONAL INFORMATION

This Prospectus omits certain information contained in the registration statement on file with the Securities & Exchange Commission. The registration statement may be inspected without charge at the principal office of the Commission in Washington, D.C. and copies of all or part thereof may be obtained upon payment of the fee prescribed by the Commission. Shareholders may also direct inquiries to the Fund by phone or at the address given on cover of this Prospectus.


                                                               Prospectus | 18

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                                                               Prospectus | 19

BERKSHIRE CAPITAL INVESTMENT TRUST
BERKSHIRE CAPITAL GROWTH & VALUE FUND
475 Milan Drive, Suite #103
San Jose, California 95134
1-877-526-0707


PROSPECTUS
November 2, 1998


INVESTMENT ADVISER
Berkshire Capital Holdings, Inc.
475 Milan Drive, Suite #103
San Jose, California 95134


INDEPENDENT AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145


TRANSFER AGENT
Mutual Shareholder Services
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114


CUSTODIAN
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263


LEGAL COUNSEL
Hall & Evans, LLC
1200 Seventeenth Street, Suite 1700
Denver, Colorado 80202


                               (Back Cover)